Exhibit 99.1

August 1, 2016

Team,

I’m excited to announce, along with Don Kendall and Nancy Pfund, the special committee of our board of directors, an exciting new chapter in our company’s history. Today on our blog we announced that SolarCity entered an agreement to combine with Tesla in a transaction that will create the world’s only integrated provider of clean energy, storage and transportation. I believe this combination helps us accomplish our primary goal—to accelerate the adoption of clean energy and create the most compelling energy company in the 21st century. The future of humanity depends on the transition to clean energy, and we have a significant role to play.

In ten short years, we’ve created the number one solar power provider in America. Now, as we move to introduce a range of new product offerings that will revolutionize the aesthetics, affordability and performance of solar power and battery storage, we are aligning with what I consider to be the most innovative manufacturer and product developer in the world. Together, we are well positioned to lead the world into a new era of cleaner, more sustainable energy generation, distribution and consumption.

We believe that this transaction represents the next and best step forward for our company.

All-Company Meeting and Next Steps

While we are announcing this combination today, we don’t expect the transaction to be completed for several months. The completion of the transaction is subject to the approval of the shareholders of both companies. Until the transaction is completed, SolarCity and Tesla will continue to operate as independent companies, as we always have. To be clear, that means it’s business as usual at SolarCity. The best way you can help is by focusing on your daily responsibilities to help us deliver a fantastic customer experience as we provide more affordable, clean energy.

I know many of you will have questions about next steps. We will be scheduling a special edition of SolarCity LIVE to discuss the announcement and answer questions. Look for a separate email invitation with dial-in instructions later today.

How to Handle Questions from Those Outside the Company

As you have seen, there has been significant media interest in our company recently, and today’s announcement will only serve to increase that. It remains important that we do not comment on the transaction with anyone outside of the company, or in social media or other public forums. Any questions from the media should be immediately directed to Jonathan Bass at press@solarcity.com. Any questions from the financial community should be immediately directed to Aaron Chew at investors@solarcity.com.

Today is an exciting day, and your hard work and commitment have helped make it possible. It’s because of you that we’re the leading solar power provider in the nation, and poised to become the most important energy company in the world.

Sincerely,

Lyndon Rive	Peter Rive	Don Kendall, Jr.	Nancy Pfund
Co-Founder, CEO	Co-Founder, CTO	Chair, Special Committee	Director, Special Committee

Forward Looking Statements

Certain statements in this material, including statements relating to the proposed combination of SolarCity Corporation (“SolarCity”) and Tesla Motors, Inc. (“Tesla”) and the combined company’s future financial condition, performance and operating results, strategy and plans are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time. Forward-looking statements speak only as of the date they are made and we assume no duty to update forward-looking statements. In addition to factors previously disclosed in Tesla’s and SolarCity’s reports filed with the U.S. Securities and Exchange Commission (the “SEC”) and those identified elsewhere in this presentation, the following factors, among others, could cause actual results to differ materially from forward-looking statements and historical performance: the ability to obtain regulatory approvals and meet other closing conditions to the transaction, including requisite approval by Tesla and SolarCity stockholders, on a timely basis or at all; delay in closing the transaction; the ultimate outcome and results of integrating the operations of Tesla and SolarCity and the ultimate ability to realize synergies and other benefits; business disruption following the transaction; the availability and access, in general, of funds to meet debt obligations and to fund ongoing operations and necessary capital expenditures; and the ability to comply with all covenants in the indentures and credit facilities of Tesla and SolarCity, any violation of which, if not cured in a timely manner, could trigger a default of our other obligations under cross-default provisions.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the Risk Factors included in Tesla’s and SolarCity’s most recent reports on Form 10-K and Form 10-Q and other documents of Tesla and SolarCity on file with the Securities and Exchange Commission. Tesla’s and SolarCity’s SEC filings are available publicly on the SEC’s website at www.sec.gov. Any forward-looking statements made or incorporated by reference herein are qualified in their entirety by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, us or our business or operations. Except to the extent required by applicable law, Tesla and SolarCity undertake no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

No Offer or Solicitation

This document does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Important Additional Information and Where To Find It

The proposed transaction will be submitted to the stockholders of each of SolarCity and Tesla for their consideration. Tesla will file with the SEC a Registration Statement on Form S-4 that will include a joint proxy statement/prospectus of SolarCity and Tesla. Each of SolarCity and Tesla will provide the joint proxy statement/prospectus to their respective shareholders. SolarCity and Tesla also plan to file other documents with the SEC regarding the proposed transaction. This document is not a substitute for any prospectus, proxy statement or any other document which SolarCity or Tesla may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF SOLARCITY AND TESLA ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website, www.sec.gov.

Participants in the Solicitation

SolarCity, Tesla, and certain of their respective directors, executive officers and other members of management and employees, under SEC rules may be deemed to be participants in the solicitation of proxies from SolarCity and Tesla stockholders in connection with the proposed transaction. Information regarding the interests of the persons who may, under the rules of the SEC, be deemed participants in the solicitation of SolarCity and Tesla stockholders in connection with the proposed transaction will be set forth in the joint proxy statement/prospectus when it is filed with the SEC. You can find more detailed information about SolarCity’s executive officers and directors in its definitive proxy statement filed with the SEC on April 21, 2016. You can find more detailed information about Tesla’s executive officers and directors in its definitive proxy statement filed with the SEC on April 15, 2016. Additional information about SolarCity’s executive officers and directors and Tesla’s executive officers and directors can be found in the above-referenced Registration Statement on Form S-4 when it becomes available.